POWER OF ATTORNEY


	I, Gonzalo M. Avendano, hereby authorize and designate each of Christina Sheehan, Matthew Preston, and Ned Prusse, signing singly, as my true and lawful attorney-in-fact to:

	(1)	execute for and on my behalf, in my capacity as an officer and/or director of Intrepid Potash, Inc. and its affiliates (the "Company"), the Form ID and
Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder;

	(2)	do and perform any and all acts for and on my behalf which may be necessary or desirable to complete and execute any such Form ID or Form 3, 4 or 5 and timely file such form with the Securities and Exchange Commission, any stock exchange or similar authority; and

	(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be to my benefit, in my best interest, or legally required of me, it being understood that the statements executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	I hereby further grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitutes or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  I hereby acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

	This Power of Attorney shall remain in full force and effect until I am no longer required to file the Form ID or Forms 3, 4 and 5 with respect to my holdings of and transactions in securities issued by the Company, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 14th day of January, 2025.



		/s/ Gonzalo M. Avendano
	Gonzalo M. Avendano